                                                                    EXHIBIT 10.5

                       SUBORDINATED MORTGAGE AND SECURITY
                           AGREEMENT SUPPLEMENT NO. 1

            Subordinated Mortgage and Security Agreement Supplement No. 1 dated September 10, 2004 ("MORTGAGE SUPPLEMENT") of AMERICA WEST AIRLINES, INC. (the "COMPANY").

                              W I T N E S S E T H:

            WHEREAS, the Subordinated Engine Mortgage and Security Agreement, dated as of September __, 2004 (the "MORTGAGE"), between the Company and Wells Fargo Bank Northwest, National Association (the "SECURITY TRUSTEE"), provides for the execution and delivery of supplements thereto substantially in the form hereof which shall particularly describe the Engines (such term and other defined terms in the Mortgage being used herein with the same meanings);

            NOW, THEREFORE, this Mortgage Supplement WITNESSETH that the Company hereby confirms that the Lien of the Mortgage on the Collateral covers all of the Company's right, title and interest in and to the property described on Annex A hereto.

            To have and to hold all and singular the aforesaid property unto the Security Trustee, its successors and assigns, for the benefit, security and protection of the Security Trustee, and for the uses and purposes and subject to the terms and provision set forth in the Mortgage.

            This Mortgage Supplement shall be construed as supplemental to the Mortgage and shall form a part thereof, and the Mortgage is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

            IN WITNESS WHEREOF, the Company has caused this Mortgage Supplement No. 1 to be duly executed by one of its duly authorized officers, as of the day and year first above written.

                                        AMERICA WEST AIRLINES, INC.


                                        By: /s/ Thomas T. Weir
                                            --------------------------------
                                             Name: Thomas T. Weir
                                             Title: Vice President and Treasurer

                                                                      ANNEX A TO
                                                             MORTGAGE SUPPLEMENT

                             DESCRIPTION OF ENGINES

                                     ENGINES

                                                                                SERIAL                   DATE OF
          MANUFACTURER                       MODEL NUMBER                       NUMBER                   MANUF.
          ------------                       ------------                       ------                   -------
     CFM International, Inc.                   CFM56-3B2                        720601                   Jan-87
     CFM International, Inc.                   CFM56-3B2                        721179                   Apr-85
     CFM International, Inc.                   CFM56-3B1                        720772                   May-88
     CFM International, Inc.                   CFM56-3B1                        720867                   Jun-87
     CFM International, Inc.                   CFM56-3B1                        721395                   Dec-85
           Rolls Royce                        RB211-535E4                       30503                    Oct-84
International Aero Engines, Inc.               V2500-A1                         V0089                    Jul-89
International Aero Engines, Inc.               V2500-A1                         V0340                    Nov-93
International Aero Engines, Inc.               V2500-A1                         V0334                    Aug-93
International Aero Engines, Inc.               V2527-A5                         V10120                   Jun-95
International Aero Engines, Inc.               V2527-A5                         V10335                   Feb-98
International Aero Engines, Inc.               V2527-A5                         V10516                   Dec-98
International Aero Engines, Inc.               V2527-A5                         V10549                   May-99
International Aero Engines, Inc.               V2527-A5                         V10676                   Dec-99
International Aero Engines, Inc.               V2527-A5                         V10642                   Sep-99
International Aero Engines, Inc.               V2527-A5                         V10817                   Aug-00
International Aero Engines, Inc.               V2524-A5                         V10783                   Dec-00

Each engine is of 750 or more "rated take-off horsepower" or the equivalent of such horsepower.